Advances for Convertible Notes to be Issued	3 Months Ended
Mar. 31, 2025
Advances For Convertible Notes To Be Issued
Advances for Convertible Notes to be Issued

Note 9 – Advances for Convertible Notes to be Issued

During the three months ended March 31, 2024, the Company obtained $56,000 from one (1) lender in cash for issuance of convertible promissory note. As of March 31, 2025, the Company has not issued convertible promissory note agreement. On April 30,2025, the Company issued convertible note of $ 210,000 with 10% original issue discount (OID), interest rate of 10% per annum, conversion price of 55% of the average price of the Company’s common stock during the 20 consecutive trading days prior to the date of the conversion with maturity date of April 29,2026.